Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan California Municipal Money Market Fund, JPMorgan California Tax Free Bond Fund, JPMorgan Corporate Bond Fund, JPMorgan Current Income Fund, JPMorgan Current Yield Money Market Fund, JPMorgan Emerging Markets Corporate Debt Fund, JPMorgan Emerging Markets Debt Fund, JPMorgan Federal Money Market Fund, JPMorgan Income Fund, JPMorgan Inflation Managed Bond Fund, JPMorgan Intermediate Tax Free Bond Fund, JPMorgan Managed Income Fund, JPMorgan New York Municipal Money Market Fund, JPMorgan New York Tax Free Bond Fund, JPMorgan Prime Money Market Fund, JPMorgan Real Return Fund, JPMorgan Short Duration High Yield Fund, JPMorgan SmartAllocation Income Fund, JPMorgan Strategic Income Opportunities Fund, JPMorgan Tax Aware High Income Fund, JPMorgan Tax Aware Income Opportunities Fund, JPMorgan Tax Free Money Market Fund, JPMorgan Total Return Fund and JPMorgan Unconstrained Debt Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

I, Robert L. Young, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
May 8, 2015

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certification Pursuant to Rule 30a-2(b) under the Investment Company Act of 1940

This certification is provided pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, and accompanies the report on Form N-CSR furnished to the Securities and Exchange Commission on the date hereof of JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan California Municipal Money Market Fund, JPMorgan California Tax Free Bond Fund, JPMorgan Corporate Bond Fund, JPMorgan Current Income Fund, JPMorgan Current Yield Money Market Fund, JPMorgan Emerging Markets Corporate Debt Fund, JPMorgan Emerging Markets Debt Fund, JPMorgan Federal Money Market Fund, JPMorgan Income Fund, JPMorgan Inflation Managed Bond Fund, JPMorgan Intermediate Tax Free Bond Fund, JPMorgan Managed Income Fund, JPMorgan New York Municipal Money Market Fund, JPMorgan New York Tax Free Bond Fund, JPMorgan Prime Money Market Fund, JPMorgan Real Return Fund, JPMorgan Short Duration High Yield Fund, JPMorgan SmartAllocation Income Fund, JPMorgan Strategic Income Opportunities Fund, JPMorgan Tax Aware High Income Fund, JPMorgan Tax Aware Income Opportunities Fund, JPMorgan Tax Free Money Market Fund, JPMorgan Total Return Fund and JPMorgan Unconstrained Debt Fund (the “Funds”), each a series of JPMorgan Trust I (the “Registrant”);

I, Laura M. Del Prato, certify that:

1.	The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
May 8, 2015

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.